                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-22031

            RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Semiannual Report

                                                      (COLUMBIA MANAGEMENT LOGO)

RIVERSOURCE
LASALLE INTERNATIONAL REAL ESTATE FUND

--------------------------------------------------------------------------------

SEMIANNUAL REPORT FOR THE PERIOD ENDED
JUNE 30, 2010

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND SEEKS LONG-TERM CAPITAL APPRECIATION AND, SECONDLY, CURRENT INCOME.


 NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Portfolio of Investments...........    7

Statement of Assets and
  Liabilities......................   14

Statement of Operations............   15

Statements of Changes in Net
  Assets...........................   16

Financial Highlights...............   17

Notes to Financial Statements......   19

Approval of Investment Management
  Services Agreement...............   34

Proxy Results......................   37

Proxy Voting.......................   39




--------------------------------------------------------------------------------
2  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------
(UNAUDITED)

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource LaSalle International Real Estate Fund (the Fund) Common Stock decreased 7.82% based on net asset value (excluding sales charge) and 3.37% based on market price for the six months ended June 30, 2010.

> The Fund underperformed the FTSE NAREIT Equity REITs Index, which rose 5.56% for the six-month period.

> The Fund underperformed the UBS Global Investors Index, which declined 2.13% for the same period.

> The Fund outperformed the UBS Global Investors (excluding US) Index, which fell 9.42% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended June 30, 2010)
--------------------------------------------------------------------------------


                                                               SINCE
                                                             INCEPTION
                                6 MONTHS*   1 YEAR  3 YEARS   5/29/07
----------------------------------------------------------------------
RiverSource LaSalle
  International Real Estate
  Fund
  Market Price                    -3.37%   +35.85%  -26.13%   -25.39%(a)
----------------------------------------------------------------------
  Net Asset Value:
----------------------------------------------------------------------
  Without sales charge            -7.82%   +21.79%  -18.43%   -20.22%(b)
----------------------------------------------------------------------
  With sales charge              -12.13%   +16.17%  -19.73%   -21.58%(b)
----------------------------------------------------------------------
FTSE NAREIT Equity REITs
  Index(1) (unmanaged)            +5.56%   +53.90%   -9.00%   -10.85%
----------------------------------------------------------------------
UBS Global Investors Index(2)
  (unmanaged)                     -2.13%   +37.02%  -13.82%   -15.05%
----------------------------------------------------------------------
UBS Global Investors
  (excluding US) Index(3)
  (unmanaged)                     -9.42%   +20.81%  -17.90%   -18.52%
----------------------------------------------------------------------



*   Not annualized.

(a) Market price total return at inception is based on the initial offering price on May 25, 2007, which was $25.00 per share.
(b) Net asset value total return at inception is from the opening of business on May 30, 2007. The since-inception returns are calculated with and without the effect of the initial 4.50% maximum sales charge.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your

--------------------------------------------------------------------------------
 RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting riversource.com/funds (through September 26, 2010) or thereafter columbiamanagement.com.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The indices do not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

(1) The FTSE NAREIT Equity REITs Index measures the performance of all publicly-traded U.S. real estate trusts that are equity real estate investment trusts (REITs), as determined by the National Association of Real Estate Investment Trusts.
(2) The UBS Global Investors Index measures the performance of real estate securities within the S&P/Citigroup World Property Index that derive 70% or more of income from rent.
(3) The UBS Global Investors (excluding US) Index measures the performance of real estate securities within the S&P/Citigroup World Property Index that derive 70% or more of income from rent. This index represents real estate securities in over 21 countries, excluding the United States.


--------------------------------------------------------------------------------
4  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

PRICE PER SHARE
--------------------------------------------------------------------------------


                                JUNE 30, 2010  MARCH 31, 2010  DEC. 31, 2009
----------------------------------------------------------------------------
Market price                        $6.98           $7.76          $7.39
----------------------------------------------------------------------------
Net asset value                      8.19            9.20           9.09
----------------------------------------------------------------------------


DISTRIBUTIONS PAID PER COMMON SHARE
--------------------------------------------------------------------------------


PAYABLE DATE                                     PER SHARE AMOUNT
-----------------------------------------------------------------
March 29, 2010                                        $0.085
-----------------------------------------------------------------
June 21, 2010                                          0.085
-----------------------------------------------------------------


The net asset value of the Fund's shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.


--------------------------------------------------------------------------------
 RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT  5

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

COUNTRY BREAKDOWN(1) (at June 30, 2010)
---------------------------------------------------------------------

Australia                                  20.3%
------------------------------------------------
Canada                                      4.5%
------------------------------------------------
Finland                                     0.8%
------------------------------------------------
France                                     10.9%
------------------------------------------------
Hong Kong                                   8.1%
------------------------------------------------
Japan                                      10.8%
------------------------------------------------
Netherlands                                 4.9%
------------------------------------------------
Norway                                      0.5%
------------------------------------------------
Singapore                                   5.6%
------------------------------------------------
Sweden                                      2.4%
------------------------------------------------
Switzerland                                 1.5%
------------------------------------------------
United Kingdom                             12.6%
------------------------------------------------
United States                              17.0%
------------------------------------------------
Other(2)                                    0.1%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

TOP TEN HOLDINGS(1) (at June 30, 2010)
---------------------------------------------------------------------

Westfield Group (Australia)                 8.0%
------------------------------------------------
Unibail-Rodamco SE (France)                 7.9%
------------------------------------------------
Hongkong Land Holdings Ltd. (Hong Kong)     3.6%
------------------------------------------------
British Land Co. PLC (United Kingdom)       3.5%
------------------------------------------------
Dexus Property Group (Australia)            3.2%
------------------------------------------------
Mirvac Group (Australia)                    2.9%
------------------------------------------------
Nippon Building Fund, Inc. (Japan)          2.9%
------------------------------------------------
The Link REIT (Hong Kong)                   2.5%
------------------------------------------------
CapitaLand Ltd. (Singapore)                 2.2%
------------------------------------------------
Canadian Real Estate Investment Trust
  (Canada)                                  2.2%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------


JUNE 30, 2010 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (98.5%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (20.0%)
CFS Retail Property Trust                              411,231               $649,584
Charter Hall Office REIT                             3,404,405(d)             710,442
Commonwealth Property Office Fund                    1,376,012              1,068,315
Dexus Property Group                                 3,846,731              2,466,755
GPT Group                                              625,818              1,460,235
Mirvac Group                                         2,034,986              2,220,956
Stockland                                              251,864                781,178
Westfield Group                                        600,237              6,095,481
                                                                      ---------------
Total                                                                      15,452,946
-------------------------------------------------------------------------------------

CANADA (4.4%)
Canadian Real Estate Investment Trust                   64,421              1,681,179
First Capital Realty, Inc.                              58,402                746,690
Northern Property Real Estate Investment
 Trust                                                  13,079                284,802
RioCan Real Estate Investment Trust                     40,412                722,822
                                                                      ---------------
Total                                                                       3,435,493
-------------------------------------------------------------------------------------

FINLAND (0.8%)
Citycon OYJ                                             60,709(d)             178,595
Sponda OYJ                                             153,422                460,986
                                                                      ---------------
Total                                                                         639,581
-------------------------------------------------------------------------------------

FRANCE (10.8%)
Klepierre                                               41,749              1,153,343
Mercialys SA                                            19,175                543,903
Societe Immobiliere de Location pour
 l'Industrie et le Commerce                              6,406                632,337
Unibail-Rodamco SE                                      36,934              6,018,844
                                                                      ---------------
Total                                                                       8,348,427
-------------------------------------------------------------------------------------

HONG KONG (8.0%)
Great Eagle Holdings Ltd.                              193,068                490,842
Hongkong Land Holdings Ltd.                            554,141(d)           2,739,130
Hysan Development Co., Ltd.                            294,368(d)             832,214
Sun Hung Kai Properties Ltd.                            17,000                232,513
The Link REIT                                          765,515              1,899,696
                                                                      ---------------
Total                                                                       6,194,395
-------------------------------------------------------------------------------------

JAPAN (10.6%)
Aeon Mall Co., Ltd.                                     77,800(d)           1,541,873
Japan Real Estate Investment Corp.                         205              1,670,509
Mitsubishi Estate Co., Ltd.                             59,000                821,704
Mitsui Fudosan Co., Ltd.                                82,000              1,141,767
Nippon Building Fund, Inc.                                 277              2,198,735
NTT Urban Development Corp.                                399(d)             317,108
Tokyu REIT, Inc.                                            99                514,547
                                                                      ---------------
Total                                                                       8,206,243
-------------------------------------------------------------------------------------

NETHERLANDS (4.8%)
Corio NV                                                33,218              1,612,901
Eurocommercial Properties NV                            29,254                932,611
Vastned Retail NV                                       11,344                571,486
Wereldhave NV                                            8,617                639,371
                                                                      ---------------
Total                                                                       3,756,369
-------------------------------------------------------------------------------------

NORWAY (0.5%)
Norwegian Property ASA                                 292,831(b)             382,576
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT  7

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SINGAPORE (5.6%)
Ascendas Real Estate Investment Trust                  586,276(d)            $757,294
CapitaLand Ltd.                                        663,000(d)           1,690,975
CapitaMalls Asia Ltd.                                  668,000                998,961
Suntec Real Estate Investment Trust                    912,139                853,655
                                                                      ---------------
Total                                                                       4,300,885
-------------------------------------------------------------------------------------

SWEDEN (2.4%)
Castellum AB                                            88,667                803,663
Hufvudstaden AB, Series A                               78,600                599,183
Wihlborgs Fastigheter AB                                23,574(d,f)           446,700
                                                                      ---------------
Total                                                                       1,849,546
-------------------------------------------------------------------------------------

SWITZERLAND (1.5%)
PSP Swiss Property AG                                   19,140(b)           1,145,025
-------------------------------------------------------------------------------------

UNITED KINGDOM (12.4%)
Atrium European Real Estate Ltd.                       195,387                840,459
Big Yellow Group PLC                                   123,196                540,860
British Land Co. PLC                                   416,266              2,687,766
Derwent London PLC                                      47,610                884,884
Development Securities PLC                              43,093                161,542
Hammerson PLC                                          288,492              1,470,061
Helical Bar PLC                                         42,190                173,170
Land Securities Group PLC                               84,923                702,520
Metric Property Investments PLC                         76,616(b)             122,436
Minerva PLC                                            152,809(b)             246,537
Segro PLC                                              215,547                812,378
Shaftesbury PLC                                        178,981                957,072
                                                                      ---------------
Total                                                                       9,599,685
-------------------------------------------------------------------------------------

UNITED STATES (16.7%)
Acadia Realty Trust                                     39,056(d)             656,922
AMB Property Corp.                                      23,382(d)             554,387
AvalonBay Communities, Inc.                             11,713(d)           1,093,643
BioMed Realty Trust, Inc.                               59,790(d)             962,021
Camden Property Trust                                   22,150                904,828
Douglas Emmett, Inc.                                    71,558(d)           1,017,555
EastGroup Properties, Inc.                              13,775(d)             490,115
Essex Property Trust, Inc.                               3,300(d)             321,882
Extra Space Storage, Inc.                               28,873(d)             401,335
Host Hotels & Resorts, Inc.                             33,741(d)             454,829
Kimco Realty Corp.                                      78,082              1,049,422
Mack-Cali Realty Corp.                                  34,212              1,017,123
Public Storage                                           7,562                664,775
Senior Housing Properties Trust                         47,137                947,925
Simon Property Group, Inc.                               7,911                638,813
Taubman Centers, Inc.                                   29,172(d)           1,097,741
Ventas, Inc.                                            14,937                701,292
                                                                      ---------------
Total                                                                      12,974,608
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $86,985,112)                                                       $76,285,779
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.276%                62,525(g)             $62,525
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $62,525)                                                               $62,525
-------------------------------------------------------------------------------------




INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON
LOAN (13.8%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)

REPURCHASE AGREEMENTS(E)
Goldman Sachs & Co.
 dated 06-30-10, matures 07-01-10,
 repurchase price
 $8,726,710                          0.030%          $8,726,703            $8,726,703


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
8  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED  FOR SECURITIES ON
LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
REPURCHASE AGREEMENTS (CONT.)
Mizuho Securities USA, Inc.
 dated 06-30-10, matures 07-01-10,
 repurchase price
 $2,000,003                          0.050%          $2,000,000            $2,000,000
                                                                      ---------------
Total                                                                      10,726,703
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL
 RECEIVED FOR SECURITIES ON LOAN
(Cost: $10,726,703)                                                       $10,726,703
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $97,774,340)(h)                                                    $87,075,007
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at June 30, 2010:

                                           PERCENTAGE OF
INDUSTRY                                     NET ASSETS      VALUE(A)
-----------------------------------------------------------------------
Diversified Financial Services                   0.2%          $122,436
Real Estate Investment Trusts (REITs)(1)        76.4         59,171,130
Real Estate Management & Development            21.9         16,992,213
Other(2)                                        13.9         10,789,228
-----------------------------------------------------------------------
Total                                                       $87,075,007
-----------------------------------------------------------------------




(1) Includes U.S. REITs as well as entities similar to REITs formed under the laws of non-U.S. countries.
(2) Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At June 30, 2010, security was partially or fully on loan. See Note 7 to the financial statements.


--------------------------------------------------------------------------------
 RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT  9

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(e) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

GOLDMAN SACHS & CO. (0.030%)

SECURITY DESCRIPTION                             VALUE(a)
----------------------------------------------------------
Fannie Mae Pool                                 $1,557,397
Government National Mortgage Association         7,343,840
----------------------------------------------------------
Total market value of collateral securities     $8,901,237
----------------------------------------------------------


MIZUHO SECURITIES USA, INC. (0.050%)

SECURITY DESCRIPTION                             VALUE(a)
----------------------------------------------------------
United States Treasury Inflation Indexed Bonds     $25,375
United States Treasury Note/Bond                 1,591,501
United States Treasury Strip Coupon                218,456
United States Treasury Strip Principal             204,668
----------------------------------------------------------
Total market value of collateral securities     $2,040,000
----------------------------------------------------------


(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at June 30, 2010 was $446,700, representing 0.58% of net assets. Information concerning such security holdings at June 30, 2010 was as follows:

                                                ACQUISITION
     SECURITY                                      DATES                COST
     -------------------------------------------------------------------------
     Wihlborgs Fastigheter AB             01-08-10 thru 02-05-10      $463,346


(g) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2010.

(h) At June 30, 2010, the cost of securities for federal income tax purposes was approximately $97,774,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                            $684,000
     Unrealized depreciation                         (11,383,000)
     -----------------------------------------------------------
     Net unrealized depreciation                    $(10,699,000)
     -----------------------------------------------------------





--------------------------------------------------------------------------------
10  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT  11

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2010:

                                                FAIR VALUE AT JUNE 30, 2010
                              --------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION(A)                IDENTICAL ASSETS     INPUTS(B)        INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Diversified Financial
     Services                            $--         $122,436         $--           $122,436
    Real Estate Investment
     Trusts (REITs)               15,663,412       43,507,718          --         59,171,130
    Real Estate Management
     & Development                   746,690       16,245,523          --         16,992,213
--------------------------------------------------------------------------------------------
Total Equity Securities           16,410,102       59,875,677          --         76,285,779
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                           62,525               --          --             62,525
  Investments of Cash
    Collateral Received
    for Securities on Loan                --       10,726,703          --         10,726,703
--------------------------------------------------------------------------------------------
Total Other                           62,525       10,726,703          --         10,789,228
--------------------------------------------------------------------------------------------
Total                            $16,472,627      $70,602,380         $--        $87,075,007
--------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1. There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at June 30, 2010.



--------------------------------------------------------------------------------
12  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.937.5449.


--------------------------------------------------------------------------------
RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT  13

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JUNE 30, 2010 (UNAUDITED)


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $86,985,112)              $  76,285,779
  Affiliated money market fund (identified cost $62,525)                  62,525
  Investments of cash collateral received for securities on loan
    (identified cost $10,726,703)                                     10,726,703
--------------------------------------------------------------------------------
Total investments in securities (identified cost $97,774,340)         87,075,007
Foreign currency holdings (identified cost $873,332)                     872,523
Dividends and accrued interest receivable                                470,023
Receivable for investment securities sold                              2,027,729
--------------------------------------------------------------------------------
Total assets                                                          90,445,282
--------------------------------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                            2,080,846
Payable upon return of securities loaned                              10,726,703
Accrued investment management services fees                               65,978
Accrued Stockholder account and registrar fees                               369
Accrued administrative services fees                                       5,769
Accrued Stockholders' meeting fees                                        25,445
Other accrued expenses                                                    56,406
--------------------------------------------------------------------------------
Total liabilities                                                     12,961,516
--------------------------------------------------------------------------------
Net assets applicable to outstanding Common Stock                  $  77,483,766
--------------------------------------------------------------------------------

REPRESENTED BY
Common Stock -- $.01 par value                                     $      94,637
Additional paid-in capital                                           204,773,039
Excess of distributions over net investment income                    (1,801,425)
Accumulated net realized gain (loss)                                (114,865,940)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         (10,716,545)
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding Common
  Stock                                                            $  77,483,766
--------------------------------------------------------------------------------
Shares outstanding applicable to Common Stock                          9,463,695
--------------------------------------------------------------------------------
Net asset value per share of outstanding Common Stock              $        8.19
--------------------------------------------------------------------------------
Market price per share of Common Stock                             $        6.98
--------------------------------------------------------------------------------
*Value of securities on loan                                       $  10,174,187
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
14  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)


INVESTMENT INCOME
Income:
Dividends                                                          $ 2,873,017
Interest                                                                   943
Income distributions from affiliated money market fund                     135
Income from securities lending -- net                                   23,188
Foreign taxes withheld                                                (141,849)
------------------------------------------------------------------------------
Total income                                                         2,755,434
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    381,202
Stockholder account and registrar fees                                   5,430
Administrative services fees                                            33,329
Compensation of board members                                            1,357
Custodian fees                                                          18,100
Printing and postage                                                     9,000
Professional fees                                                       23,692
Stockholders' meeting fees                                              23,500
Other                                                                   14,380
------------------------------------------------------------------------------
Total expenses                                                         509,990
------------------------------------------------------------------------------
Investment income (loss) -- net                                      2,245,444
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                                425,104
  Foreign currency transactions                                         (1,851)
------------------------------------------------------------------------------
Net realized gain (loss) on investments                                423,253
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (9,657,417)
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (9,234,164)
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(6,988,720)
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT  15

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


                                          SIX MONTHS ENDED      YEAR ENDED
                                            JUNE 30, 2010     DEC. 31, 2010
                                             (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net              $ 2,245,444       $  3,779,921
Net realized gain (loss) on investments          423,253        (47,047,031)
Net change in unrealized appreciation
  (depreciation) on investments and on
  translation of assets and liabilities
  in foreign currencies                       (9,657,417)        63,947,534
---------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   (6,988,720)        20,680,424
---------------------------------------------------------------------------
Distributions to Stockholders
  Net investment income                       (1,604,712)        (6,488,521)
---------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Value of shares issued for
  distributions (41,726 and 189,280
  shares)                                        308,883            919,875
Cost of shares purchased in open market
  (63,859 and 266,895 shares)                   (474,705)        (1,686,712)
---------------------------------------------------------------------------
Increase (decrease) in net assets from
  capital share transactions                    (165,822)          (766,837)
---------------------------------------------------------------------------
Total increase (decrease) in net assets       (8,759,254)        13,425,066
Net assets at beginning of period             86,243,020         72,817,954
---------------------------------------------------------------------------
Net assets at end of period                  $77,483,766       $ 86,243,020
---------------------------------------------------------------------------
Excess of distributions over net
  investment income                          $(1,801,425)      $ (2,442,157)
---------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement


--------------------------------------------------------------------------------
16  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The Fund's financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average Common shares outstanding during the period.

Total return measures the Fund's performance assuming that investors purchased Fund shares at market price or net asset value as of the beginning of the period, reinvested all their distributions, and then sold their shares at the closing market price or net asset value on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares. Total returns are not annualized for periods of less than one year.

                                                   SIX MONTHS ENDED             YEAR ENDED DEC. 31,
                                                     JUNE 30, 2010       --------------------------------
PER SHARE OPERATING PERFORMANCE                       (UNAUDITED)         2009         2008       2007(a)
Net asset value, beginning of period                     $9.09            $7.61       $18.29       $23.88(b)
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .24              .39          .60          .35
Net gains (losses) (both realized and
 unrealized)                                              (.97)            1.77        (9.42)       (4.95)
---------------------------------------------------------------------------------------------------------
Total from investment operations                          (.73)            2.16        (8.82)       (4.60)
---------------------------------------------------------------------------------------------------------
Offering costs                                              --               --           --         (.05)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net investment income                  (.17)            (.68)        (.29)        (.35)
Distributions in excess of net investment
 income                                                     --               --           --         (.53)
Tax return of capital                                       --               --        (1.46)          --
---------------------------------------------------------------------------------------------------------
Total distributions                                       (.17)            (.68)       (1.75)        (.88)
---------------------------------------------------------------------------------------------------------
Issuance of Common Stock in distributions                   --               --         (.11)        (.06)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $8.19            $9.09        $7.61       $18.29
---------------------------------------------------------------------------------------------------------
Market price, end of period                              $6.98            $7.39        $5.60       $16.15
---------------------------------------------------------------------------------------------------------
TOTAL RETURN:
Based upon net asset value                              (7.82%)          34.15%      (50.17%)     (19.61%)
---------------------------------------------------------------------------------------------------------
Based upon market price                                 (3.37%)          48.21%      (58.47%)     (32.20%)(c)
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                           1.22%(e)         1.41%        1.26%        1.18%(e)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                             5.39%(e)         5.15%        4.24%        2.82%(e)
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $77              $86          $73         $166
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   118%             255%         241%         134%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT  17

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from May 30, 2007 (commencement of operations) to Dec. 31, 2007.
(b) Net asset value, beginning of period, of $23.875 reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.
(c) Based upon initial offering price of $25.00 per share.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
18  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS  -------------------------------------------------
(UNAUDITED AS OF JUNE 30, 2010)

1. ORGANIZATION

RiverSource LaSalle International Real Estate Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended (1940 Act), as a non-diversified, closed-end management investment company. The Fund has 100 million authorized shares of common stock (Common Stock). The Fund's Common Stock trades on the New York Stock Exchange (NYSE) under the symbol "SLS".

The Fund's primary investment objective is long-term capital appreciation and its secondary objective is current income. In seeking its objectives, the Fund invests at least 80% of its Managed Assets (the net asset value of the Fund's outstanding Common Stock plus the liquidation preference of any issued and outstanding preferred shares (Preferred Stock) of the Fund and the principal amount of any borrowings used for leverage) in equity and equity-related securities issued by international real estate companies.

The Fund currently has outstanding Common Stock. Each outstanding share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of the Common Stockholders, including the election of directors. Because the Fund has no other classes or series of stock outstanding, Common Stock possesses exclusive voting power. All of the Fund's shares of Common Stock have equal dividend, liquidation, voting and other rights. The Fund's Common Stockholders have no preference, conversion, redemption, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund's securities.

Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage through the issuance of Preferred Shares and/or borrowings, including the issuance of debt securities. The costs of issuing Preferred Stock and/or a borrowing program would be borne by Common Stockholders and consequently would result in a reduction of net asset value of shares of Common Stock.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT  19

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

VALUATION OF SECURITIES
All securities are valued at the close of business of the NYSE. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments,
LLC) (the Investment Manager), as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is

--------------------------------------------------------------------------------
20  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At June 30, 2010, foreign currency holdings consisted of multiple denominations.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

ILLIQUID SECURITIES
At June 30, 2010, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at June 30, 2010 was $446,700 representing 0.58% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum

--------------------------------------------------------------------------------
RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT  21

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to Stockholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO STOCKHOLDERS
The Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to all distributions received by the Fund from its underlying portfolio investments (regardless of their characterization for tax purposes), less Fund expenses. Capital Gains, when available, are distributed along with the last income dividend of the calendar year.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

The Fund receives distributions from holdings in real estate investment trusts (REITs) which report information on the character components of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the

--------------------------------------------------------------------------------
22  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to Stockholders.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of

--------------------------------------------------------------------------------
RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT JUNE 30, 2010
At June 30, 2010, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME

                                                  FORWARD FOREIGN
RISK EXPOSURE CATEGORY                          CURRENCY CONTRACTS
------------------------------------------------------------------
Foreign exchange contracts                             $(130)
------------------------------------------------------------------



  CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                       RECOGNIZED IN INCOME

                                                  FORWARD FOREIGN
RISK EXPOSURE CATEGORY                          CURRENCY CONTRACTS
------------------------------------------------------------------
Foreign exchange contracts                              $--
------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At June 30, 2010, the Fund had no outstanding forward foreign currency contracts. The average gross notional amount of forward foreign currency contracts opened, and subsequently closed, was $400,000 for the six months ended June 30, 2010.

4. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadvisers. See Subadvisory and delegation agreements below. The annual management fee rate is equal to 0.915% of the Fund's average daily Managed Assets.

SUBADVISORY AND DELEGATION AGREEMENTS
Under a subadvisory agreement between the Investment Manager and LaSalle Investment Management (Securities), L.P. (referred to as LaSalle U.S.) and a delegation agreement between LaSalle U.S. and LaSalle Investment Management Securities B.V. (collectively LaSalle), LaSalle is responsible for furnishing investment advice, research and assistance with respect to the Fund's investments. The Investment Manager contracts with and compensates LaSalle U.S. for the provision of day-to-day portfolio management of the Fund's assets. Under the

--------------------------------------------------------------------------------
24  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


subadvisory agreement, the Investment Manager pays LaSalle U.S. a fee equal to 0.49% of the Fund's average daily Managed Assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily Managed Assets that declines from 0.08% to 0.05% as the Fund's Managed Assets increase. The fee for the six months ended June 30, 2010 was 0.08% of the Fund's average daily Managed Assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended June 30, 2010, other expenses paid to this company were $38.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource, Seligman and Threadneedle funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $97,289,860 and $96,956,374, respectively, for the six months ended June 30, 2010. Realized gains and losses are determined on an identified cost basis.

6. DIVIDEND INVESTMENT PLAN AND STOCK REPURCHASE PROGRAM

The Fund, in connection with its Dividend Investment Plan (the Plan), issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 41,726 shares were issued to Plan participants during the six months ended June 30, 2010 for proceeds of $308,883, a weighted average discount of 15.9% from the net asset value of those shares.

Pursuant to the Plan, unless a Common Stockholder elects otherwise, all cash dividends, capital gains distributions, and other distributions are automatically

--------------------------------------------------------------------------------
RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


reinvested in additional Common Stock. If you hold your shares in street name or other nominee (i.e., through a broker), you should contact them to determine their policy, as the broker firm's policy with respect to Fund distributions may be to default to a cash payment. Common Stockholders who elect not to participate in the Plan (including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the Common Stockholder of record (or, if the shares of Common Stock are held in street or other nominee name, then to such nominee). Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to American Stock Transfer & Trust Company, LLC (AST), 59 Maiden Lane Plaza Level, New York, New York 10038. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by AST, prior to the record date for the next distribution. Otherwise, such termination or resumption will be effective with respect to any subsequently declared distribution.

Under the Plan, Common Stockholders receive shares of Common Stock in lieu of cash distributions unless they have elected otherwise as described above. Common Stock will be issued in lieu of cash by the Fund from previously authorized but unissued Common Stock. If the market price of a share on the ex-dividend date of such a distribution is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such Common Stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time. Market price on any day means the closing price for the Common Stock at the close of regular trading on the NYSE on such day or, if such day is not a day on which the Common Stock trades, the closing price for the Common Stock at the close of regular trading on the immediately preceding day on which trading occurs.

The Fund, under its stock repurchase program, currently intends to make open market purchases of its Common Stock from time to time when the Fund is trading at a discount to its net asset value, in an amount approximately sufficient to offset the growth in the number of shares of Common Stock issued as a result of the reinvestment of the portion of its distributions to Common Stockholders

--------------------------------------------------------------------------------
26  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



that are attributable to distributions received by the Fund from its underlying portfolio investments less Fund expenses. For the six months ended June 30, 2010, 63,859 shares were purchased in the open market at an aggregate cost of $474,705, which represented a weighted average discount of 17.0% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. There are no service or brokerage charges to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. The Fund also reserves the right to amend the Plan to provide for payment of brokerage fees by Plan participants in the event the Plan is changed to provide for open market purchases of Common Stock on behalf of Plan participants. All correspondence concerning the Plan should be directed to AST.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At June 30, 2010, securities valued at $10,174,187 were on loan, secured by cash collateral of $10,726,703 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses

--------------------------------------------------------------------------------
RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $23,188 earned from securities lending for the six months ended June 30, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of RiverSource, Seligman and Threadneedle funds and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $3,878,118 and $3,875,577, respectively, for the six months ended June 30, 2010. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at June 30, 2010, can be found in the Portfolio of Investments.

9. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, post-October losses, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.


--------------------------------------------------------------------------------
28  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


For federal income tax purposes, the Fund had a capital loss carry-over of $105,171,372 at Dec. 31, 2009, that if not offset by capital gains will expire as follows:

   2015           2016           2017
$6,138,672    $40,987,419    $58,045,281


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Dec. 31, 2009, the Fund had a post-October loss of $2,188,233 that is treated for income tax purposes as occurring on Jan. 1, 2010.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

10. RISKS RELATING TO CERTAIN INVESTMENTS

ACTIVE MANAGEMENT RISK
The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other funds with similar investment objectives.

NON-DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

FOREIGN CURRENCY RISK
Foreign currency risk results from constantly changing exchange rates between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.


--------------------------------------------------------------------------------
RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

REAL ESTATE INDUSTRY RISK
Because of the Fund's policy of concentrating its investments in securities of companies operating in the real estate industry, the Fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs. REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

RISKS OF FOREIGN INVESTING
Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities are often volatile and trading costs are higher. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions of the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Emerging markets risk includes the dramatic pace of change in these countries as well as the other considerations listed above. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in emerging markets.

SMALL AND MID-SIZED COMPANY RISK
Investments in small and medium size companies often involve greater risks than investments in larger, more established companies, including less predictable earnings, lack of experienced management, financial resources, product diversification and competitive strengths. Securities of small and medium size

--------------------------------------------------------------------------------
30  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


companies may trade only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements, other than as noted below.

The Fund's Board of Directors approved, in principle, the acquisition of the Fund by an open-end fund, Columbia Real Estate Equity Fund (the "Open-End Fund"), a series of Columbia Funds Series Trust I (the "Acquisition"). Each of the Fund and the Open-End Fund are managed by Columbia Management Investment Advisers, LLC. The Acquisition was also approved by the Open-End Fund's board of trustees. As consideration for their shares, holders of the Fund's common stock would receive shares of the Open-End Fund with a value equal to the net asset value of their shares of the Fund's common stock on the closing date of the Acquisition. Redemptions and exchanges of shares of the Open-End Fund issued pursuant to the Acquisition would be subject to a redemption fee of 2% for a period of one year following the closing date of the Acquisition. The Acquisition would be subject to the approval of the stockholders of the Fund at a special meeting of stockholders of the Fund, details of which will be made available in a subsequent announcement and included in the prospectus/proxy statement that will be mailed to stockholders of the Fund.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In

--------------------------------------------------------------------------------
RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending

--------------------------------------------------------------------------------
32  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------



legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT  33

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and the funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the "Funds"). In addition, under the subadvisory agreement (the "Subadvisory Agreement") between Columbia Management and LaSalle Investment Management (Securities), L.P. ("LaSalle U.S.") and under the Delegation Agreement between LaSalle U.S. and LaSalle Investment Management Securities B.V. ("LaSalle B.V.," and together with LaSalle U.S., the "Subadvisers"), the Subadvisers perform portfolio management and related services for the Fund.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of each of the IMS Agreement, the Subadvisory Agreement and the Delegation Agreement (collectively, the "Advisory Agreements"). Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making these determinations. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management and the Subadvisers provide and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors, including in an executive session without management, various factors relevant to the Board's consideration of each of the Advisory Agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board,

--------------------------------------------------------------------------------
34  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------


including all of the Independent Directors, approved renewal of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the
Subadvisers: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management and the Subadvisers, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, management's announcement of the massive investment made in the acquisition of the long-term asset management business of Columbia Management Group, LLC (the "Columbia Transaction") and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager's new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the Funds.

Moreover, in connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative services provided by a Columbia Management affiliate to the Fund. The Board also reviewed the financial condition of Columbia Management, its affiliate and the Subadvisers, and each entity's ability to carry out its responsibilities. Further, the Board considered Columbia Management's ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management, its affiliate and the Subadvisers, were in a position to continue to provide a high quality and level of services to the Fund.


--------------------------------------------------------------------------------
RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT  35

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund based on net asset value, market price and the trading price of its common stock compared to net asset value. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance reflected the interrelationship of market conditions with the particular investment strategies employed by the portfolio management team. Additionally, the Board reviewed the performance of the Subadvisers and Columbia Management's processes for monitoring the Subadvisers. The Board considered, in particular, management's rationale for recommending the continued retention of the Subadvisers.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliate from their Relationships with the Fund:
The Board reviewed comparative fees and the costs of services to be provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the complex of Funds, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each Fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board also reviewed information they received with respect to the Fund indicating that although its fee structure falls outside of the pricing philosophy, its expense ratio approximates the median ratio for a peer group of open-end funds in a comparable asset class. The Board further observed that the subadvisory fees paid under the Subadvisory Agreement are borne by the investment manager and not the Fund. Based on its review, the Board concluded that the fees paid under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services that the Fund receives.


--------------------------------------------------------------------------------
36  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

The Board also considered the expected profitability of Columbia Management and its affiliate in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 as compared with 2008. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board noted that the management fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. However, due to the Fund's closed-end structure, the Board did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of each of the Advisory Agreements for an additional annual period.

PROXY RESULTS  -----------------------------------------------------------------

The Second Annual Meeting of Stockholders of the Fund was held on April 8, 2010. Stockholders voted in favor of each of the Board's two proposals. The description of each proposal and number of shares voted are as follows:

PROPOSAL 1
To elect five Directors to the Fund's Board, one of which (Ms. Jones) to hold office until the 2012 annual meeting of Stockholders and four of which to hold

--------------------------------------------------------------------------------
RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT  37

PROXY RESULTS (continued)  -----------------------------------------------------

office until the 2013 annual meeting of Stockholders and all until their successors are elected and qualify:

DIRECTOR                    FOR       WITHHELD
----------------------------------------------
Arne H. Carlson          7,950,359     418,671
Anne P. Jones            7,952,395     416,635
John F. Maher            7,953,752     415,278
Leroy C. Richie          7,945,641     423,389
William F. Truscott      7,947,200     421,830


PROPOSAL 2
To ratify the selection of Ernst & Young LLP as the Fund's independent registered public accounting firm for 2010:

FOR                      AGAINST    ABSTAINING
----------------------------------------------
8,281,338                 45,141      42,550
----------------------------------------------




--------------------------------------------------------------------------------
38  RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with Board-adopted procedures. For a copy of these procedures, contact American Stock Transfer & Trust Company at 800.937.5449; contact your financial intermediary; visit riversource.com/funds(*); or search the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds(*); or searching the website of the SEC at www.sec.gov.

* Information will be available at riversource.com/funds through September 26, 2010 and thereafter at columbiamanagement.com


--------------------------------------------------------------------------------
RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND -- 2010 SEMIANNUAL REPORT  39

RIVERSOURCE LASALLE INTERNATIONAL REAL ESTATE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474


                                You should consider the investment objectives, risks,
                                charges and expenses of the Fund carefully before investing.
                                You can obtain the Fund's most recent periodic reports and other regular filings by contacting your financial advisor or American Stock Transfer & Trust Company at 800.937.5449.
                                These reports and other filings can also be found on the
                                Securities and Exchange Commission's EDGAR Database. You
                                should read these reports and other filings carefully before investing.
(COLUMBIA MANAGEMENT LOGO)      (C)2010 Columbia Management Investment Advisers, LLC               SL-9945 C 8/10)

Item 2.  Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6.  Investments.

(a) The registrant's "Schedule 1 - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in
         Item 1 of this Form N-CSR.

(b)      Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                                                      Total Number of Shares     Maximum Number of Shares
                     Total Number                      Purchased as Part of     that May Yet Be Purchased
                       of Shares     Average Price   Publicly Announced Plans      Under the Plans or
Period                Purchased     Paid Per Share       or Programs(1)               Programs(1)
------               ------------   --------------   ------------------------   -------------------------
1-01-10 to 1-31-10      14,000           $7.27                14,000                        N/A
2-01-10 to 2-28-10      35,035            7.29                35,035                        N/A
3-01-10 to 3-31-10          --              --                    --                        N/A
4-01-10 to 4-30-10      14,824            7.92                14,824                        N/A
5-01-10 to 5-31-10          --              --                    --                        N/A
6-01-10 to 6-30-10          --              --                    --                        N/A

(1) The registrant has a stock repurchase program. The registrant may purchase its shares of Common Stock in the open market, when such shares are trading at a discount to net asset value, in an amount approximately sufficient to offset the growth in the number of shares of its Common Stock attributable to the reinvestment of the portion of its distributions to stockholders that are attributable to distributions received by the Fund from its underlying portfolio investments.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedure by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There was no change in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semi annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource LaSalle International Real Estate Fund, Inc.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date September 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date September 7, 2010


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date September 7, 2010